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                                                                    EXHIBIT 10.6

                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT


         This Amendment (this "Amendment") is entered into as of December 31, 1999 by and among LANIER WORLDWIDE, INC., a Delaware corporation (the "Company"), one or more Subsidiaries of the Company (whether now existing or hereafter formed, collectively referred to herein as the "Subsidiary Borrowers" and together with the Company, the "Borrowers"), the institutions from time to time parties hereto as Lenders, ABN AMRO BANK N.V. in its capacity as administrative agent (the "Administrative Agent") for itself and the other Lenders, SUNTRUST BANK, ATLANTA, as Syndication Agent (the "Syndication Agent"), and WACHOVIA BANK N.A., as Documentation Agent (the "Documentation Agent")

                                    RECITALS

         A. The Borrowers, the Agents and the Lenders are party to that certain 364-Day Credit Agreement dated as of October 20, 1999, as amended by that certain Amendment No. 1 dated as of November 4, 1999 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrowers, the Agents and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendments to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                  (a) Section 2.1 of the Credit Agreement shall be amended by adding the following proviso to the end of the first sentence of such
Section:

                  "; provided further that Revolving Loans shall not be made to any Borrower which is not organized under the laws of a jurisdiction located in the United States of America (excluding the Commonwealth of Puerto Rico)."

                  (b) Section 2.24 of the Credit Agreement shall be amended by adding the following sentence to the end of such Section:

                  "Notwithstanding anything contained in this Section 2.24, the Company may not add as a Subsidiary Borrower any Subsidiary that is organized by the Company to serve as a so-called "bankruptcy remote subsidiary" in connection with a securitization of Receivables."


                  (c) Section 7.2(K) of the Credit Agreement shall be amended by adding the following proviso to the end of clause (e) thereof:

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                  "; provided, however, that Sections 7.2(K)(a) and 7.2(K)(b)
         shall not apply to any Domestic Subsidiary that is organized by the Company to serve as a so-called "bankruptcy remote subsidiary" in connection with a securitization of Receivables, to the extent such securitization is permitted under Sections 7.3(A) and 7.3(D)(vii)."

                  2. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

                  (a) Such Borrower has the requisite power and authority and legal right to execute and deliver this Amendment and to perform its Obligations hereunder. The execution and delivery by such Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally;

                  (b) Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

                  (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

                  3. Effective Date. Section 1 of this Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Agents and the Required Lenders (the "Effective Date").

                  4.       Reference to and Effect Upon the Credit Agreement.

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  5. Costs and Expenses. Each Borrower hereby affirms its obligation under Section 11.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery,


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syndication, review, proposed or completed amendment, waiver or modification, and administration of the Loan Documents.

                  6. GOVERNING LAW. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                           LANIER WORLDWIDE, INC., as the Company

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           LANIER EUROPE AG, as a Subsidiary
                           Borrower

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           LANIER EUROPE B.V., as a Subsidiary
                           Borrower

                           By:
                              -----------------------------------
                              Name:
                              Title:


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                           LANIER HOLDINGS, INC., as a Subsidiary
                           Borrower

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           LANIER PUERTO RICO, INC., as a Subsidiary
                           Borrower

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           ABN AMRO BANK N.V. ,as Administrative
                           Agent and Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           SUNTRUST BANK, ATLANTA, as Syndication
                           Agent and Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           WACHOVIA BANK N.A., as Documentation
                           Agent and Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           FIRST UNION NATIONAL BANK., as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           BANK ONE, NA (MAIN CHICAGO OFFICE),
                           as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:


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                           BANCO POPULAR DE PUERTO RICO, as
                           Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           BANK OF MONTREAL, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           THE BANK OF NEW YORK, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           THE BANK OF NOVA SCOTIA, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           THE BANK OF TOKYO-MITSUBISHI LTD.,
                           as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           BANQUE NATIONALE DE PARIS, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           CREDIT SUISSE FIRST BOSTON, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:


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                           DRESDNER BANK LATEINAMERIKA
                           AKTIENGESELLSCHAFT, MIAMI AGENCY,
                           as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           FIRSTAR BANK N.A., as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           THE MITSUBISHI TRUST AND BANKING
                           CORPORATION, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           REGIONS BANK, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           BANCA DI ROMA, NEW YORK BRANCH, as
                           Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           ERSTE BANK, NEW YORK BRANCH, as
                           Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:

                           HIBERNIA NATIONAL BANK, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:


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                           COMERICA BANK, as Lender

                           By:
                              -----------------------------------
                              Name:
                              Title:


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